UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Wayne Savings Bancshares, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 27, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2011 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect two (2) directors for a three-year term and ratify the appointment of BKD LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2011.  Each of these matters is more fully described in the accompanying materials.

The board of directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders.  For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

Sincerely,

/s/ Rod C. Steiger

Rod C. Steiger
President and Chief Executive Officer

Wayne Savings Bancshares, Inc.
151 North Market Street
Wooster, Ohio 44691
(330) 264-5767
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 28, 2011
____________________

Our 2011 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2011 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

(2)	To ratify the appointment of BKD LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2011; and

(3)	To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

Our stockholders of record as of the close of business on June 8, 2011, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

By Order of the Board of Directors

/s/ H. Stewart Fitz Gibbon III

H. Stewart Fitz Gibbon III
Corporate Secretary

Wooster, Ohio
June 27, 2011

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 28, 2011

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

You are cordially invited to attend the annual meeting.  It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.

PROXY STATEMENT
of
WAYNE SAVINGS BANCSHARES, INC.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent holding company of Wayne Savings Community Bank.  We are soliciting proxies on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2011 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.  This proxy statement is first being mailed to stockholders on or about June 27, 2011. In this proxy statement, "Wayne Savings", the "Corporation", "we", "us", and "our" refer to Wayne Savings Bancshares, Inc.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the meeting, June 8, 2011, are entitled to vote at the meeting. On the record date, we had 3,004,113 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the board of directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the board of directors to implement and apply the 10% limit.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Under New York Stock Exchange Rule 452, which governs NYSE brokerage members, brokers are entitled to vote shares held by them for their customers on matters deemed “routine” under applicable rules, even though the brokers have not received voting instructions from their customers.  Although Wayne Savings is listed on the NASDAQ Global Market, Rule 452 affects us since shares of our common stock held in “street name” may be held with NYSE member-brokers.  Brokerage firms may not vote on “non-routine” matters at their discretion on behalf of their clients if such clients have not furnished voting instructions.  A broker “non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on “non-routine” matters for shares owned by the customer but held in the name of the broker.  For such “non-routine” matters, the broker cannot vote either FOR or AGAINST a proposal and reports the number of such shares as “non-votes.”  The election of directors is deemed to be a “non-routine” matter, so your broker may not vote on these matters at its discretion.  However, the proposal to ratify the appointment of our independent registered public accounting firm currently qualifies as a “routine” matter.  Your broker, therefore, may vote your shares at its discretion on this routine matter if you do not instruct your broker how to vote on it.  Because at least one matter to be voted upon at the annual meeting is not considered a routine matter under Rule 452, there potentially can be broker “non-votes” at the annual meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the annual meeting.  Stockholders of record can vote in person at the annual meeting.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change or revoke my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of establishing a quorum.

What are the Board of Directors' recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement.  In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of BKD LLP for the fiscal period ending December 31, 2011.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most "for" votes will be elected.  The approval of the proposal to ratify the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

Under Delaware law, an abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on the vote to approve our nominees for director or the proposal to ratify the appointment of our independent registered public accounting firm.

Can I access the proxy statement and annual report electronically?

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 28, 2011.  This proxy statement and the annual report to shareholders on Form 10-K are available at:  http://www.cfpproxy.com/5542.

PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Certificate of Incorporation and Bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2014 and until their respective successors are elected and qualified.  Our nominating and corporate governance committee has recommended the re-election of Mr. Buehler and Ms. Marthey as directors.  No nominee for director is related to any other director or executive officer by blood, marriage or adoption.  Stockholders are not permitted to use cumulative voting for the election of directors.

Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the board of directors will nominate and the proxy holder will vote for any replacement nominee or nominees recommended by our board of directors.  At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues.  None of the nominees nor any of the continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages are reflected as of June 8, 2011.  Where applicable and as discussed further below, service as a director includes service as a director of Wayne Savings Community Bank.

Nominees for Director for a Three-Year Term Expiring in 2014

Name	Age	Positions Held with Wayne Savings	Director Since
Daniel R. Buehler	56	Director	2005
Debra A. Marthey	56	Director	2011

The Board of Directors recommends that you vote FOR the election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2012

Name	Age	Positions Held with Wayne Savings	Director Since
James C. Morgan	73	Chairman of the Board, Director	1995
Rod C. Steiger	63	President and Chief Executive Officer, Director	2008

Directors Whose Term Expires in 2013

Name	Age	Positions Held with Wayne Savings	Director Since
Jonathan Ciccotelli	45	Director	2010
Terry A. Gardner	64	Director	1994
Peggy J. Schmitz	59	Director	2008

The principal occupation during the past five years and the qualifications to serve as a director of each director and nominee for director of Wayne Savings is set forth below.

Daniel R. Buehler.  Mr. Buehler has served as President of Buehler Food Markets, Inc., Wooster, Ohio since 1990 and has been employed by Buehler Food Markets since 1974.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Buehler should serve as a director.  Mr. Buehler provides the board with extensive experience in business management and knowledge of the bank’s market area.  Mr. Buehler brings to the board a deep understanding of assessing business risk, planning, budgeting and forecasting and extensive management experience.  Additionally, Mr. Buehler’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Buehler should serve as a director.

Jonathan Ciccotelli. Mr. Ciccotelli is Vice President, Tax Services Group & Officer in Charge of the Wooster, Ohio office of Meaden and Moore, Ltd and has been employed in such capacity since 2002.  He has over 20 years of experience in taxation work with large public accounting firms.   Mr. Ciccotelli serves as Chairman of the Company’s audit committee.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Ciccotelli should serve as a director.  Mr. Ciccotelli is a Certified Public Accountant and has over 20 years of taxation work experience with large public accounting firms and has worked extensively with publicly traded companies.   Mr. Ciccotelli has been extensively involved in community and economic development activities in Wayne Savings’ market area.  Additionally, Mr. Ciccotelli’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Ciccotelli should serve as a director.

Terry A. Gardner.  Mr. Gardner is part owner and retired Executive Vice President (since January 2001) of Greenbriar Conference Centre, Wooster, Ohio.  Previously, Mr. Gardner was President and general partner of Terra Management and Terra Developers in Wooster, Ohio, which were firms involved in the management and construction of multi-family housing projects.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Gardner should serve as a director.  Mr. Gardner’s service as a director on our board since 1994 provides the board with extensive knowledge of Wayne Savings’ history and operations in addition to his experience as a business owner and entrepreneur.  Mr. Gardner brings to the board of directors a deep understanding of assessing business risk, planning, budgeting and forecasting and extensive management experience.  Additionally, Mr. Gardner’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Gardner should serve as a director.

Debra A. Marthey. Ms. Marthey is Treasurer of The J.M. Smucker Company, Orrville, Ohio.  She has been employed at The J.M. Smucker Company since 1978 where she started as a Staff Accountant.  Ms. Marthey started her career in the public accounting field working for Pricewaterhouse Coopers in Akron, Ohio.  She received her Bachelor’s degree in Accounting and Finance from Kent State University, and her Master’s degree in Business from Baldwin Wallace College.   Ms. Marthey is active in a variety of professional and community organizations, including the Kent State Accounting Advisory Board, the Association of Financial Professionals, the Northeast Ohio Treasury Management Association, The National Association of Corporate Treasurers, the Risk and Insurance Management Society and Financial Executives International. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Marthey should serve as a director.  Ms. Marthey has over 30 years of experience in progressively more responsible positions in public accounting and with a large publicly traded company.   Ms. Marthey has been extensively involved in community and professional organizations in Wayne Savings’ market area.  Additionally, Ms. Marthey’s strength of character, mature judgment, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Marthey should serve as a director.

James C. Morgan.  Mr. Morgan is retired as a partner in Franklin Gas & Oil Co. LLC, Wooster, Ohio where he was employed from 2001-2010.  Mr. Morgan was a partner in Erie Land & Mineral Co. LLC from 2001 to January 2006.  He was actively engaged in oil and gas exploration for over 50 years.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Morgan should serve as a director.  Mr. Morgan’s long service as a director provides the board with extensive knowledge of Wayne Savings’ history and operations in addition to his over 50 years of experience as a business owner and entrepreneur.  Additionally, Mr. Morgan’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Morgan should serve as a director.

Peggy J. Schmitz. Ms. Schmitz is an attorney and a member of Critchfield, Critchfield and Johnston, Ltd. in Wooster, Ohio.  Ms. Schmitz has practiced law for more than 30 years and has been associated with her law firm for more than 20 years.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Schmitz serve as a director.  Ms. Schmitz provides the board with valuable experience and insight to Wayne Savings’ customers and markets through her legal expertise and her extensive involvement with community organizations and activities.  Additionally, Ms. Schmitz’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Schmitz should serve as a director.

Rod C. Steiger.  Mr. Steiger has served as President and Chief Executive Officer of Wayne Savings Bancshares and Wayne Savings Community Bank since January 2011.  Previously, he was in health care for five years serving as Director, President, and CEO of The Orrville Hospital Foundation dba Dunlap Community Hospital, Orrville, Ohio from 2005 to 2010.  He previously spent many years in banking, most recently as CEO of The Savings Bank & Trust Company in Orrville, Ohio.  He joined the Board of Wayne Savings in February of 2008 and served as Chairman of the Audit Committee.  In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Steiger should serve as a director.  Mr. Steiger provides the board with over 30 years of banking experience and valuable expertise and knowledge of Wayne Savings’ customers and markets as a former bank Chief Executive Officer and current role as the Chief Executive Officer of another heavily regulated institution and his extensive involvement in community organizations and activities.  Additionally, Mr. Steiger’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Steiger should serve as a director.

Executive Officers Who Are Not Directors

Set forth below is the information with respect to the principal occupations during the last five years for the three executive officers of Wayne Savings who do not also serve as directors.  Ages are reflected as of June 8, 2011.

Steven G. Dimos, who is 53 years of age, is Executive Vice President - Retail Banking/Operations and has served in such capacity since May 2011.  Previously he served as Executive Vice President and Chief Operations Officer of Wayne Savings and Wayne Savings Community Bank since April 2008.  Prior to his employment with Wayne Savings, Mr. Dimos served in various executive positions at certain financial institutions including FirstMerit and Central Trust Company. In 1996, Mr. Dimos founded and continues as the owner/operator of a successful small business based in Stark County, Ohio.

H. Stewart Fitz Gibbon III, who is 54 years of age, is Executive Vice President, Chief Operating Officer, Chief Risk Officer, Corporate Secretary and Treasurer and has served in such capacity since May 2011.  Previously, he served as Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of Wayne Savings and Wayne Savings Community Bank since September 2005.  Mr. Fitz Gibbon has over 25 years of experience in the banking industry.

Myron L. Swartzentruber, who is 43 years of age, has served as Senior Vice President and Chief Financial Officer of Wayne Savings and Wayne Savings Community Bank since May 2011.  Previously, Mr. Swartzentruber was Vice President and Controller of Wayne Savings Community Bank since January 2000.

Board Leadership Structure and Risk Oversight

Board of Directors Leadership Structure.  Our board of directors has no fixed policy with respect to the separation of the offices of Chairman of the board of directors and Chief Executive Officer.  Our board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of Wayne Savings and our stockholders at any given time.  The board currently believes that separating the positions of CEO and Chairman is the best structure to fit Wayne Savings’ needs.  This structure ensures a greater role for the independent directors in the oversight of Wayne Savings and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board.  As described below, except for the Executive Committee, each of the board’s other three committees is comprised entirely of independent directors.  The board also believes that this structure is preferred by a significant number of Wayne Savings’ stockholders.

Board of Directors Risk Oversight.  The board’s role in Wayne Savings’ risk oversight process includes receiving regular reports from members of senior management on areas of material risk to Wayne Savings, including operational, financial, legal and regulatory, and strategic and reputational risks.  The full board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies.  When a committee receives the report, the discussion is documented in the committee meeting minutes which are ratified by the full board during the next board meeting.  This enables the board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees and Meetings of the Board of Directors

During the fiscal year ended March 31, 2011, the board of directors of Wayne Savings met 12 times.  No director of Wayne Savings attended fewer than 75% of the total number of board of directors meetings and all committees of the board on which such director served during the periods that he or she served. Our board of directors has determined that a majority of our members are independent directors as defined in the NASDAQ Listing Rules.  The current independent members are Messrs. Buehler, Gardner, Harpster, Morgan, Steiger and Ms. Schmitz.

Membership on Certain Board Committees.  The board of directors of Wayne Savings has established an audit committee, executive committee, nominating and corporate governance committee and compensation committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Executive	Nominating and Corporate Governance	Compensation
Daniel R. Buehler	*			*
Jonathan Ciccotelli	**		*	*
Terry A. Gardner	*	*	*	*
Debra A. Marthey	*			*
James C. Morgan		**	**	**
Peggy J. Schmitz			*	*
Rod C. Steiger		*
______________________
*           Member.
**         Chair.

Audit Committee. The audit committee engages Wayne Savings' external auditor and reviews Wayne Savings' systems of internal control with management, the internal auditor and the external auditors.  In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors Wayne Savings' adherence to accounting principles generally accepted in the United States of America for financial reporting.  The audit committee is comprised of four directors, all of whom are independent directors as defined in the NASDAQ Listing Rules.  Mr. Ciccotelli has been designated as our Audit Committee Financial Expert.  The audit committee of Wayne Savings met eight times in fiscal 2011.  The audit committee of Wayne Savings has adopted a charter, a copy of which can be viewed on our website at www.waynesavings.com.

Executive Committee.  The executive committee is empowered to act in place of the full board, with certain exceptions, between meetings of the full board.  The executive committee performs general control and supervision functions subject to the discretion of the full board of directors. The executive committee meets as needed and met once during fiscal 2011.

Nominating and Corporate Governance Committee.  Wayne Savings established a nominating and corporate governance committee in fiscal year 2004 to, among other things, review the composition of the board, evaluate and make recommendations to the board of directors for the election of directors and recommend to the board and monitor compliance with the corporate governance guidelines established by the board.  The nominating and corporate governance committee met once in fiscal 2011 to consider director nominations and recommend nominees to the full board of directors for three-year terms expiring in 2014.  The nominating and corporate governance committee members are independent directors, as defined in the NASDAQ Listing Rules, who rotate annually so that no director will be in a position to recommend himself or herself for nomination to the board of directors.  The committee's charter can be viewed on our website at www.waynesavings.com.

Compensation Committee. The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, severance and retirement compensation.  In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices.  The compensation committee met once in fiscal 2011.  All of the current members of the committee are independent within the meaning of the NASDAQ Listing Rules.

The compensation committee's charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our stockholders.  The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter is available on our website at www.waynesavings.com. The compensation committee's membership is determined by the board.

The compensation committee exercises exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee.  The Corporation’s executive officers do not have any role in the setting of their own compensation.  The Chief Executive Officer makes recommendations to the committee regarding the other named executive officers and the committee makes its own determination regarding the Chief Executive Officer’s compensation without his participation.  No outside consultants have been used by the committee.  The committee relies on compensation surveys published by the Ohio Bankers League and SNL Financial, along with a review of publicly available data for competitors in the Corporation’s market area to establish ranges within which executive officer compensation is set based on individual and company performance.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our executive officers are reviewed by Wayne Savings' compensation committee.  Mr. Buehler, Mr. Ciccotelli, Mr. Gardner, Ms. Marthey, Ms. Schmitz, and Mr. Morgan, who is the committee's chairman, serve as members of the compensation committee.

No person who served as a member of the compensation committee during fiscal 2011 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the Securities and Exchange Commission (“SEC”).  Additionally, there were no compensation committee "interlocks" during fiscal 2011, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our compensation committee.

Directors Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  We expect that a board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting.  In 2010, all of our directors attended the annual meeting of stockholders.

Director Nominations

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  Though neither the board of directors nor the nominating and corporate governance committee has a formal policy concerning diversity, the board of directors values diversity on the Board and believes diversity should be considered in the director identification and nominating process.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.  The nominating and corporate governance committee will also consider candidates for director suggested by other directors, as well as our management and stockholders.  Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the last fiscal year to our named executive officers.

Name and Principal Position	Fiscal Year	Salary(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Rod C. Steiger (5)	2011	$38,462	$-	$--	$777	$39,239
President and Chief Executive Officer	2010	-	-	$--	-	-
Phillip E. Becker (5)	2011	$172,800	$20,000	$--	$16,752	$209,552
Former President and Chief Executive Officer	2010	$187,200	$24,000	$--	$17,634	$228,834
H. Stewart Fitz Gibbon III	2011	$147,770	$14,200	$--	$17,175	$179,145
Executive Vice President and Chief Financial Officer	2010	$141,838	$18,500	$--	$17,226	$177,564
Steven G. Dimos	2011	$135,770	$13,000	$--	$18,353	$167,123
Executive Vice President and Chief Operations Officer	2010	$129,616	$16,500	$--	$12,296	$158,412
_______________________
(1)
We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Wayne Savings' normal annual compensation review for each of our named executive officers.  Annual base salaries as of the date of this proxy statement for fiscal year 2012 are as follows:  Mr. Steiger: $200,000, Mr. Fitz Gibbon: $150,784 and Mr. Dimos: $138,027.

(2)	Reflects cash bonuses earned under Wayne Savings Community Bank’s incentive bonus program. For fiscal 2011, the bonuses were paid in May 2011.

(3)
With respect to the pension plan, Mr. Becker, Mr. Steiger, Mr. Fitz Gibbon and Mr. Dimos are not eligible for participation in the defined benefit plan since the plan was frozen prior to their employment by the Corporation.  None of the named executive officers received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(4)
Includes employer matching contributions allocated to the accounts of Messrs. Steiger, Becker, Fitz Gibbon and Dimos, respectively, under the Corporation's 401(k) plan.  Also includes the fair value computed under FASB ASC 718 of the employer contribution allocated to the accounts of Messrs. Becker, Fitz Gibbon and Dimos, respectively, under the Corporation’s ESOP.  Mr.

Steiger is not yet eligible for participation in the ESOP.  Also includes the payment of medical, dental and life insurance premiums for the benefit of the named executive officers.  Also includes partial year club dues for Messrs. Steiger and Fitz Gibbon and a full year of club dues for Mr. Dimos.

(5)
Mr. Steiger served as a director until January 15, 2011 when he succeeded Mr. Becker as President and Chief Executive Officer upon Mr. Becker’s retirement from the Company.  Mr. Steiger’s compensation since January 15, 2011 is shown in the above table.  His compensation prior to January 15, 2011 as a non-employee director is shown in the director compensation table.

Cash Incentive Bonus Plan

In addition to base salary, the Company has maintained a practice of paying incentive cash bonuses tied to performance objectives.  These bonuses are based upon the performance of the Company and the named executives as judged by the board of directors.  The criteria include achievement of budgeted net income, achievement of return on equity relative to thrift and bank peer groups and an amount subject to the discretion of the board of directors.  Specifically, the maximum bonus, expressed as a percentage of salary, is based on five separate criteria, each potentially amounting to 5% of base salary.  The criteria for fiscal 2011 were as follows:

•	Net profit as set forth in the annual budget,
•	1% for every 5% of additional net income over the net profit target set forth in the budget,
•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for publicly traded thrift institutions located in Ohio,
•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for publicly traded banks located in Ohio, and
•	Other performance indicators or criteria determined at the discretion of the board of directors.

As a result, each of the named executive officers could have received bonuses for fiscal 2011 amounting to 25% of their respective base salaries.  However, since certain criteria were not met, the named executive officers each received a bonus amounting to approximately 10% of their base salary.

Outstanding Equity Awards at Fiscal Year-End

None of Messrs. Becker, Steiger, Fitz Gibbon or Dimos have been issued any equity awards during their employment with the Corporation and held no outstanding equity awards as of March 31, 2011.

Employment Agreements

Wayne Savings Community Bank entered into an employment agreement with Executive Vice President, H. Stewart Fitz Gibbon III effective November 14, 2005 at his then current base salary.  This agreement was amended and restated as of November 30, 2006 to comply with the requirements of Section 409A of the Code and to make certain other changes.  The employment agreement provides for a term of 36 months.  On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months.  If the agreement is not renewed, the agreement will expire two years following the anniversary date.

Wayne Savings Community Bank entered into an employment agreement with Executive Vice President Steven G. Dimos effective April 14, 2008.  The employment agreement provides for a term of

24 months.  Unless prior notice is given, the employment agreement shall be renewed automatically for 12 months at the expiration of the term of the agreement.

Wayne Savings Community Bank entered into an employment agreement with President and Chief Executive Officer Rod C. Steiger effective January 15, 2011.  The employment agreement provides for a term of 24 months, unless terminated earlier in accordance with the terms of the agreement. The agreement will be reviewed annually by the Board, and may be renewed for successive one (1) year terms within the Board’s sole discretion.

The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased.  In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel.  The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

The employment agreement with Mr. Fitz Gibbon provides for certain payments to him in the event Wayne Savings Community Bank terminates his employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreement, or in the event of his resignation upon (a) failure to re-elect him to his current offices, (b) a material change in his functions, duties or responsibilities, (c) relocation of his principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of Mr. Fitz Gibbon following a change in control of Wayne Savings, as defined.  In the above circumstances, Mr. Fitz Gibbon, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times, the sum of his (i) highest annual base salary, (ii) highest bonus, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination.  Wayne Savings Community Bank would also continue his life and, if applicable, dental coverage for the remaining unexpired term of the agreement.  The employment agreement provides that Mr. Fitz Gibbon is permitted to receive all payments contemplated rather than reducing payments to avoid having an excess parachute payment under Section 280G of the Code.  This allows Mr. Fitz Gibbon to receive all of the benefits that he is entitled to receive under the agreement and to receive a reimbursement for any excise tax imposed by Section 280G of the Code.

The employment agreements with Mr. Steiger and Mr. Dimos provide for certain payments to the executive in the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of the executive's resignation upon (a) failure to re-elect the executive to his current offices, (b) a material change in the executive's functions, duties or responsibilities, (c) relocation of his principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of the executive following a change in control of Wayne Savings, as defined.  In the above circumstances, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to two times, the sum of his (i) highest annual base salary, (ii) highest bonus, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination.  Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement.  The employment agreements provide that the executives are permitted to receive all payments contemplated rather than reducing payments to avoid having an excess parachute payment under Section 280G of the Code.  This allows the executive to receive all of the benefits that the executive is entitled to receive under the respective agreements and to receive a reimbursement for any excise tax imposed by Section 280G of the Code.

For all three executives, upon termination of the executive's employment upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by Wayne Savings Community Bank.  In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his attainment of retirement age, or (iii) his death.

Director Compensation

Our directors, all of whom also serve on the board of Wayne Savings Community Bank, currently do not receive fees for serving on the board of Wayne Savings Community Bank, but do receive fees for serving on the Bank’s trust committee and loan committee.  Each non-employee director serving on the board of Wayne Savings Bancshares, Inc. received a fee of $900 per month and $600 for each monthly board meeting attended or for which they have an excused absence.  The Chairman of the Board also receives a monthly retainer of $1,000 and the chairman of the Audit Committee receives a monthly retainer of $166.67.  No fees are paid for special meetings of the board, nor does Mr. Steiger receive compensation for service on the board subsequent to his appointment as President and Chief Executive Officer on January 15, 2011.  During fiscal 2011, members of the executive committee received fees of $166.67 per meeting and members of the audit committee, the Bank’s trust committee and the Bank’s loan committee received fees of $150.00 per meeting, in all cases regardless of attendance.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended March 31, 2011:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Daniel R. Buehler	$21,600	$--	$21,600
Jonathan Ciccotelli	15,200	--	15,200
Terry A. Gardner	23,400	--	23,400
Debra A. Marthey	4,950	--	4,950
James C. Morgan	32,600	--	32,600
Peggy J. Schmitz	21,600	--	21,600
Rod C. Steiger (1)	16,350	--	16,350
------
(1)	Represents payments made to Mr. Steiger as a non-employee director through January 15, 2011.

At March 31, 2011, Messrs. Gardner and Morgan had options outstanding for 10,204 shares of Corporation common stock at an exercise price of $13.95, all of which are exercisable.

Indebtedness of Management and Related Party Transactions

In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with outside customers.  In accordance with a loan policy applicable to all employees of Wayne Savings Community Bank, except for the applicable officers and directors pursuant to the requirements of Regulation O of the Board of Governors of the Federal Reserve System, employees may obtain loans with a rate of interest 1/2% below rates for outside customers.  According to a policy adopted by Wayne Savings Community Bank to ensure compliance with Regulation O, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our board of directors.  As of March 31, 2011, mortgage loans to executive officers, directors and their related business interests totaled $2.4 million.  As of March 31, 2011, $706,000 was available on lines of credit to executive officers, directors and their related business interests.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All loans were current as of March 31, 2011.

REPORT OF THE AUDIT COMMITTEE

The functions of the Wayne Savings audit committee include the following: performing all duties assigned by the board of directors; selecting our independent registered public accounting firm; reviewing with Wayne Savings' management and our independent registered public accounting firm the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

The audit committee has reviewed and discussed Wayne Savings' audited financial statements with management.  The audit committee has discussed with Wayne Savings' independent registered public accounting firm, BKD LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended (AICPA Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.  The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and has discussed with BKD LLP, their independence.  Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for fiscal year 2011 for filing with the SEC.

Members of the Audit Committee
Jonathan Ciccotelli, Chairman
Daniel R. Buehler
Terry A. Gardner
Debra A. Marthey

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 8, 2011, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of June 8, 2011(1)		Percent of Common Stock
Wayne Savings Employee Stock Ownership Plan Trust 151 North Market Street Wooster, Ohio 44691	211,249	(2)	7.0%

Joseph Stilwell 111 Broadway, 12th Floor New York, NY 10006	195,077		6.5%

Tyndall Capital Partners, L.P. 599 Lexington Avenue, Suite 4100 New York, NY 10022	154,720		5.2%
Directors:
Daniel R. Buehler	3,325		*
Jonathan Ciccotelli	800		*
Terry A. Gardner	62,360	(3)(8)	2.1%
Debra A. Marthey	0		*
James C. Morgan	34,193	(4)(8)	1.1%
Peggy J. Schmitz	1,000		*
Rod C. Steiger	2,650	(5)	*

Executive Officers:
Steven G. Dimos	704	(6)	*
H. Stewart Fitz Gibbon III	15,817	(7)	*
Myron L. Swartzentruber	10,158	(8)(9)	*

All directors and executive officers of Wayne Savings as a group (10 persons)	131,007	(10)	4.4%
_____________________

*              Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan ("ESOP").  Messrs. Steiger and Fitz Gibbon act as Trustees of the ESOP.  As of December 31, 2010, 137,211 shares held in the ESOP Trust had been allocated to the accounts of participating employees.  The remaining 74,038 shares held by the ESOP Trust were unallocated as of December 31, 2010.  Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given.  The amount of common stock beneficially owned by the officers who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust, other than those shares allocated to the accounts of the officers.

(3)	Includes 32,348 shares held jointly with Mr. Gardner's spouse, 5,242 shares held by Mr. Gardner's spouse and 5,242 shares held by Mr. Gardner's daughter.

(4)	Includes 3,092 shares held in Mr. Morgan's individual retirement account and 20,897 shares held in two trusts for which Mr. Morgan is a beneficiary.

(5)	Includes 650 shares held jointly with Mr. Steiger’s spouse and 2,000 shares held in Mr. Steiger’s individual retirement account.

(6)	Includes 500 shares held in Mr. Dimos’ individual retirement account and 204 shares held in the ESOP.

(7)	Includes 14,440 shares held in Mr. Fitz Gibbon's individual retirement account and 1,377 shares held in the ESOP.

(8)	Includes shares subject to stock options which are currently exercisable as follows:

Name	No. of Shares Subject to Options
Terry A. Gardner	10,204
James C. Morgan	10,204
Myron L. Swartzentruber	8,000

(9)	Includes 2,158 shares held in the ESOP.

(10)
Includes 3,739 shares allocated to executive officers pursuant to the ESOP, 28,408 shares subject to stock options which are currently exercisable and 14,440 shares held by the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Wayne Savings' common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended March 31, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934 with the exception of one Form 3 filing for Director Ciccotelli and one Form 3 filing for Director Marthey that were filed late.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of Wayne Savings has appointed BKD LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending March 31, 2011, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

We have been advised by BKD LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients.  BKD LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint BKD LLP as our independent registered public accounting firm, our audit committee considered whether the provision of services, other than auditing services, by BKD LLP is compatible with maintaining the firm’s independence.  In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our independent registered public accounting firm performed tax-related services, including the completion of Wayne Savings' corporate tax returns, in fiscal 2011.  The audit committee believes that BKD LLP's performance of these other services is compatible with maintaining the firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to BKD LLP for professional services rendered in connection with the audit of our consolidated financial statements for fiscal 2011 and fiscal 2010, as well as the fees paid by us to BKD LLP for audit-related services, tax services and all other services rendered by BKD LLP to us during fiscal 2011 and fiscal 2010.

	Year Ended March 31,
	2011	2010
Audit fees (1)	$103,695	$113,450
Audit-related fees (2)	29,500	29,500
Tax fees (3)	11,000	16,145
All other fees (4)	475	0
Total	$144,670	$159,095
________________________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees for fiscal 2011 and 2010 primarily consist of fees incurred in connection with the audit of certain employee benefit plans.

(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(4)	All other fees consisted of consulting fees related to a December 2010 transaction to restructure FHLB advances.

As provided in its charter, the audit committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to Wayne Savings.  The audit committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the audit committee's Pre-Approval Policy.  In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The audit committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of BKD LLP was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2011.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals.  Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in April 2012, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than Wednesday, February 15, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article I, Section 6(b) of our Bylaws.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by Tuesday, March 27, 2012, which is 90 days prior to the anniversary date of the planned mailing of this proxy statement.  The notice must include the information required by Article I, Section 6(b) of our Bylaws.

Stockholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the board of directors, other than those made by the board or the nominating committee thereof, shall be made by a stockholder who has complied with the notice provisions in Article I, section 6(c) of our Bylaws.  Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders.  For our annual meeting in 2012, this notice must be received by Tuesday, March 27, 2012.  Each written notice of a stockholder nomination is required to set forth certain information specified in Article I, section 6(c) of our Bylaws.  We did not receive any stockholder nominations with respect to this annual meeting.

Other Stockholder Communications.  Our board of directors has adopted a formal process by which stockholders may communicate with the board.  Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the board of directors of Wayne Savings Bancshares, Inc. c/o Corporate Secretary, 151 North Market Street, Wooster, Ohio 44691.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended March 31, 2011 accompanies this Proxy Statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish without charge to any stockholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to   H. Stewart Fitz Gibbon III, Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.  A copy of the Annual Report on Form 10-K and exhibits is also available on our website at www.waynesavings.com.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Wayne Savings.  Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
WAYNE SAVINGS BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 28, 2011
☒           PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby appoints the full board of directors, with full powers of substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 28, 2011. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: FOR the election of all nominees and FOR the ratification of appointment of BKD LLP as auditors for the period ending December 31, 2011.

This proxy is solicited by the Board of Directors.

1.           The election as directors of all nominees listed (except as marked to the contrary)

For three year term expiring in 2014:
Daniel R. Buehler and Debra A. Marthey

☐           For           ☐           Withhold                      ☐           For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee's name in the space provided below:

_____________________________________

2.	The ratification of the appointment of BKD LLP as independent registered public accounting firm for the fiscal period ending December 31, 2011.

☐           For           ☐           Against                          ☐           Abstain

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.         →  ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

WAYNE SAVINGS BANCSHARES, INC.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated June 27, 2011 and audited financial statements.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 28, 2011

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
__________________________________
__________________________________
__________________________________

401(k) VOTING INSTRUCTION BALLOT
WAYNE SAVINGS BANCSHARES, INC.

☒           PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of June 8, 2011, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2011, at 10:00 a.m., local time, or at any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

Nominees for three-year term expiring in 2014: Daniel R. Buehler and Debra A. Marthey

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
____________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of BKD LLP as independent registered public accounting firm for the fiscal period ending December 31, 2011.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR the board's nominees for director and FOR the ratification of BKD LLP. Such votes are hereby solicited by the board of directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for the ratification of BKD LLP.

Please be sure to sign and date this Card in the box below.	Date

Participant sign above

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

WAYNE SAVINGS BANCSHARES, INC.
PLEASE MARK, SIGN, DATE AND RETURN 401(k) VOTING INSTRUCTION BALLOT TO BE RECEIVED BY JULY 26, 2011.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 28, 2011

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
_______________________________________
_______________________________________
_______________________________________

ESOP VOTING INSTRUCTION BALLOT
WAYNE SAVINGS BANCSHARES, INC.

☒           PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of June 8, 2011 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2011 at 10:00 a.m., local time, or at any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

Nominees for three-year term expiring in 2014: Daniel R. Buehler and Debra A. Marthey

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
____________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of BKD LLP as independent registered public accounting firm for the fiscal period ending December 31, 2011.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR the board's nominees for director and FOR the ratification of BKD LLP. Such votes are hereby solicited by the board of directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for the ratification of BKD LLP.

Please be sure to sign and date this Card in the box below.	Date

Participant sign above

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

WAYNE SAVINGS BANCSHARES, INC.
PLEASE MARK, SIGN, DATE AND RETURN ESOP VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY JULY 26, 2011.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 28, 2011

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
___________________________________________
___________________________________________
___________________________________________

June 27, 2011

To:           Participants in Wayne Savings Community Bank's 401(k) Retirement Plan and/or
Employee Stock Ownership Plan

Re:           Instructions for voting shares of Wayne Savings Bancshares, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Wayne Savings Bancshares allocated to your accounts in the 401(k) Plan and/or ESOP will be voted.  You may receive one or two Voting Instruction Ballots depending on whether you have accounts in both the ESOP and 401(k) Plan.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and Voting Instruction Ballot(s).  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided.  Huntington National Bank will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot(s) must be received by Huntington no later than July 26, 2011.

We urge each of you to vote, as a means of participating in the governance of the affairs of Wayne Savings Bancshares. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP accounts will generally not be voted.  While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the 401(k) Plan and/or ESOP.  If you also own shares of Wayne Savings Bancshares common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
/s/ Rod C. Steiger
Rod C. Steiger
President and Chief Executive Officer